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                                                                    Exhibit 10.1

                             CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 1

                                       TO

                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


         This Amendment No. 1 (the "AMENDMENT") to Collaborative Research and License Agreement between Merck & Co., Inc., a New Jersey corporation ("MERCK") and Cubist Pharmaceuticals, Inc. ("CUBIST") dated as of June 13, 1996 ( the "AGREEMENT"), is made as of October 30, 1997 (the "AMENDMENT EFFECTIVE DATE"). Capitalized terms not otherwise defined in this AMENDMENT shall have the meanings ascribed to them in the AGREEMENT.

         The AGREEMENT is amended as follows:

         1.       Additional PROGRAM tRNA SYNTHETASES.

         (a) Effective as of the AMENDMENT EFFECTIVE DATE, Section 1.35 of the AGREEMENT is amended to add the following [ ]* to the definition of PROGRAM tRNA SYNTHETASES: [ ]*. Such additional PROGRAM tNRA SYNTHETASES are also referred to in this AMENDMENT as the "NEW PROGRAM tRNA SYNTHETASES", but shall, for all purposes of the AGREEMENT, be treated as PRGORAM tRNA SYNTHETASES.

         (b) Section 2.1.1(a) of the AGREEMENT is modified to provide that no later than [ ]* after the AMENDMENT EFFECTIVE DATE, CUBIST shall complete production of three additional PRIMARY SCREENING MODULES relating to the NEW PROGRAM tRNA SYNTHETASES. Such additional PRIMARY SCREENING MODULES are also referred to in this AMENDMENT as the "ADDITIONAL MODULES", but shall, for all purposes of the AGREEMENT, be treated as PRIMARY SCREENING MODULES.

         (c) Sections 2.1.1(b)(i) and (ii) of the AGREEMENT are modified to provide that upon completion of the production of the NEW MODULES, CUBIST and MERCK shall employ the NEW MODULES in the PRIMARY SCREENING PLAN to screen MERCK COMPOUND LIBRARIES as provided in the AGREEMENT. CUBIST shall have completed the PRIMARY SCREENING PROGRAM (including the NEW PROGRAM tRNA SYNTHETASES


                  *Confidential treatment requested: Material has been omitted and filed separately with the Commission.

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                  and the NEW MODULES) to identify HITS as to all MERCK COMPOUND
                  LIBRARIES by February 1, 1997.

         (d) For the purposes of Section 2.1.1(b)(iii) of the AGREEMENT, it is expressly understood and agreed that the NEW PROGRAM tRNA SYNTHETASES are in addition to, and not in substitution of, the PROGRAM SYNTHETASES originally specified under Section
                  1.35 of the AGREEMENT.

         (e)      The following language is added to the end of Section 5.5.3 of
                  the AGREEMENT:  [                       ]*

         2. Additional Research Payments. In consideration of the additional screening activities contemplated by this AMENDMENT, MERCK agrees to pay to CUBIST the sum of [ ]*. Such sum is in addition to the amount specified in
Section 3.3 of the AGREEMENT, and shall be paid quarterly in the manner specified in Section 3.3 of the AGREEMENT.

         3. AGREEMENT In Force. Except as specifically modified or amended by this AMENDMENT, the AGREEMENT, continues in full force and effect. It is specifically acknowledged that no rights to CUBIST compounds are provided by this AMENDMENT, nor are any rights to information supplied by MERCK to CUBIST relating to such CUBIST compounds included in this AMENDMENT.

         IN WITNESS WHEREOF, the parties have executed this AMENDMENT as of the dates set forth below.

CUBIST PHARMACEUTICALS, INC.        MERCK & CO., INC.


By:      /s/ Mark Carthy                    By:     /s/
         ----------------------------               --------------------------
Title:   Vice President and Chief           Title:  Executive Vice President
         ----------------------------               --------------------------
         Business Officer                           Worldwide Basic Res.
         ----------------------------               --------------------------
Date:    Dec 4, 1997                        Date:   11 Dec. 1997
         ----------------------------               --------------------------

                  *Confidential treatment requested: Material has been omitted and filed separately with the Commission.